United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

UNION BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street
Suite 1200
Richmond, Virginia 23219
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Union Bankshares Corporation (the "Company") held its annual meeting of shareholders on May 2, 2017 (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders: (i) elected each of the persons listed below under Proposal 1 to serve as a director of the Company in Class III for a term that will continue until the designated date (Proposal 1); (ii) elected the person listed below under Proposal 2 to serve as a director of the Company in Class II for a term that will continue until the designated date (Proposal 2); (iii) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2017 (Proposal 3); (iv) approved, on an advisory (non-binding) basis, the Company's executive compensation disclosed in the Company's 2017 Proxy Statement (Proposal 4); and (v) voted, on an advisory (non-binding) basis, for a frequency of one year for future advisory votes on the Company's executive compensation (Proposal 5).

The Company's independent inspectors of election reported the vote of the shareholders as follows:

Proposal 1: To elect six Class III directors to serve until the 2020 annual meeting of shareholders or the director's mandatory retirement date, whichever date is earlier:

Nominees:	Votes For	Votes Withheld	Broker Non-votes
G. William Beale	29,553,860	1,081,733	6,458,718
Gregory L. Fisher	30,303,283	332,310	6,458,718
Patrick J. McCann	30,203,745	431,847	6,458,718
Alan W. Myers	30,307,940	327,652	6,458,718
Linda V. Schreiner	30,321,553	314,039	6,458,718
Raymond D. Smoot, Jr.	30,282,790	352,802	6,458,718

Proposal 2: To elect one Class II director to serve until the 2019 annual meeting of shareholders:

Nominee:	Votes For	Votes Withheld	Broker Non-votes
John C. Asbury	30,336,062	299,418	6,458,718

Proposal 3: To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017:

Votes For	Votes Against	Abstain	Broker Non-votes
36,946,571	96,037	51,839	—

Proposal 4: To approve, on an advisory (non-binding) basis, the Company's executive compensation as disclosed in the Company's 2017 Proxy Statement:

Votes For	Votes Against	Abstain	Broker Non-votes
29,171,940	1,032,315	431,474	6,458,718

Proposal 5: To vote, on an advisory (non-binding) basis, on the frequency of future advisory votes on the Company's executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
23,048,242	382,592	6,757,295	447,350	6,458,718

In light of the shareholder vote on Proposal 5, and consistent with the recommendation of the Company's Board of Directors with respect to Proposal 5, the Company will include an advisory shareholder vote on the Company's executive compensation in its proxy materials once every year until the next required vote on the frequency of shareholder votes on the Company's executive compensation.

Item 8.01 Other Events.

On May 2, 2017, the Company issued a press release announcing the declaration of a quarterly dividend payable on May 26, 2017 to shareholders of record as of May 12, 2017. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Union Bankshares Corporation press release dated May 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: May 4, 2017	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer

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